                                                                       EXHIBIT 1

                              CHRYSLER CORPORATION

                             UNDERWRITING AGREEMENT

                                                              New York, New York

To the Representatives
     named in Schedule I
     hereto of the Underwriters
     named in Schedule II hereto

Ladies and Gentlemen:

     Chrysler Corporation, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of March 1, 1985, between the Company and State Street Bank and Trust Company, as successor trustee (the "Trustee"), as supplemented to the date hereof (such indenture as so supplemented, the "Indenture"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section are defined in paragraph (q) hereof.

          (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

             (i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

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             (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not required to be filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

          (c) Deloitte & Touche LLP are independent public accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder; the historical financial statements, together with the related schedules and notes, included or incorporated by reference in the Registration Statement and the Final Prospectus comply in all material respects with the requirements of the Act and the Exchange Act and have been prepared, and fairly present the financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods (except as specified therein); and the financial information and financial data set forth in or incorporated by reference in the Final Prospectus under the captions "Capitalization," "Selected Financial

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     Information," and "Management's Discussion and Analysis of Financial
     Condition and Results of Operations" are derived from the accounting records of the Company and its subsidiaries, and are a fair presentation of the data purported to be shown.

          (d) Each of the Company and the subsidiaries of the Company set forth in Exhibit 21 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, in each case where the failure to be so incorporated and validly existing in good standing or qualified would materially affect the financial condition, earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole; Chrysler Financial Corporation ("CFC") is the only Subsidiary of the Company that is a "significant subsidiary" thereof, as such term is defined in Rule 1-02(w) of the Regulation S-X, promulgated under the Securities Act and the Exchange Act (a "Significant Subsidiary").

          (e) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares (except for qualifying shares) of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries (except as otherwise indicated in Exhibit 21, referred to above) free and clear of any security interests, claims, liens or encumbrances in each case where the failure to so own the capital stock of a Subsidiary would materially and adversely affect the financial condition, earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole.

          (f) Neither the Company nor any of the Subsidiaries is in violation of any term or provision of any charter, by-law, license, permit, judgment, decree or order, or any applicable statute, rule or regulation, which violation is material to the financial condition, earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole, except as set forth or contemplated in the Final Prospectus.

          (g) Except as set forth in the Final Prospectus, no default exists and no event has occurred which with notice, lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any agreement to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, which default is or would be material to the financial condition, earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole.

          (h) The Company and the Subsidiaries have all requisite corporate power and authority and have received and are operating in compliance in all material respects with all governmental or regulatory or other franchises, grants, authorizations, approvals, licenses, permits, easements, consents, certificates and orders (collectively, "Franchises") necessary to own their respective properties or conduct their respective businesses as currently owned and conducted and as proposed to be conducted except where the failure to have received or to operate in compliance with the foregoing Franchises would not materially and adversely affect the financial condition, earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole.

          (i) Since the date of the most recent financial statements included in the Final Prospectus, there has been no material adverse change in the financial condition, earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Final Prospectus.

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          (j) There is no pending or, to the best knowledge of the Company, threatened action or suit or judicial, arbitral, rule-making or other administrative or other proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries that would reasonably be expected to adversely affect in any material respect the financial condition, earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole, which is of a character required to be disclosed in the Registration Statement and which is not adequately disclosed in the Final Prospectus; there is no contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not adequately described or filed as required; and such contracts and other documents that are described in the Final Prospectus conform in all material respects to the descriptions thereof contained in the Final Prospectus.

          (k) There is no pending or, to the best knowledge of the Company, threatened action or suit or judicial, arbitral, rule-making or other administrative or other proceeding which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

          (l) When the Registration Statement became or becomes effective, the Company's authorized equity capitalization was or will be as set forth in the Final Prospectus; the Securities conform in all material respects to the description thereof contained in the Final Prospectus.

          (m) The Company has all requisite corporate power and authority, has taken all requisite corporate action, and has received and is in compliance with all governmental, judicial and other authorizations, approvals and orders necessary to enter into this Agreement and any Delayed Delivery Contracts, to carry out the provisions and conditions of this Agreement and to consummate the transactions contemplated hereby and in any Delayed Delivery Contracts and to issue and sell the Securities in the manner contemplated herein or in any Delayed Delivery Contracts and in the Registration Statement and the Final Prospectus, except for such approvals or authorizations as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters. This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding obligation of the Company.

          (n) Neither the issue and sale of the Securities in the manner contemplated herein and in the Final Prospectus, nor the execution, delivery or performance by the Company of this Agreement or any Delayed Delivery Contract, nor the consummation of any other of the transactions herein or therein contemplated will conflict with, result in a violation or breach of, or constitute a default under the charter or by-laws of the Company or any of the Subsidiaries or the terms of any indenture or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or any statute applicable to the Company or any of the Subsidiaries or any judgment, order, decree, rule or regulation applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries.

          (o) The Indenture has been duly authorized, executed and delivered and has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms; the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture; if the Securities are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution.

          (p) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall

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     mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule
     415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

          (q) No holders of securities of the Company have the right to have such securities registered under the Registration Statement.

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery contracts, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to delayed delivery contracts as hereinafter provided are herein called "Contract Securities."

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     If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts, substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve ("Delayed Delivery Contracts"). The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in
Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

     3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank or by wire transfer to an account specified in writing by the Company not less that two business days prior to the Closing Date and, in either case, payable in same day funds. If any of the Underwriters' Securities are to be initially evidenced by one or more global certificates (as specified in Schedule I hereto), delivery of such Securities shall be made through the facilities of The Depository Trust Company and, if any of the Underwriters' Securities are to be evidenced by individual certificates (as specified in Schedule I hereto,) delivery of such Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date. Payment for the Securities, if made by certified or official bank check, shall be made at the office specified in
Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than one full business day in advance of the Closing Date.

     The Company agrees to have the Underwriters' Securities available for inspection, checking and, if evidenced by individual certificates, packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

     [NOTE: IF OVERALLOTMENT IS CONTEMPLATED, APPROPRIATE PROVISIONS WILL BE ADDED.]

     4. Agreements. The Company agrees with the several Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic

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     Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement without your prior consent, which shall not be unreasonably withheld. Subject to the foregoing sentence, if filing of the Final Prospectus is required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective,
     (ii) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective,
     (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and to counsel for the Underwriters, without charge, copies of the manually executed signature pages to the Registration Statement, it being understood that the originals of such pages will be retained in the Company's files as required by the rules of the Commission, and copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto). The Company will furnish to the Underwriters not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 AM, New York City time, on such date or (B) 6:00 PM, New York City time, on the business day following the date on which the public offering price was determined, if such determination occurred after 10:00 AM, New York City time, on such date, as many copies of each Preliminary Final Prospectus, the Final Prospectus and any supplement thereto as the Representatives may reasonably request for purposes of confirming sales of Securities to be delivered on the Closing Date; further, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and, if the offering is subject to review by the

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     National Association of Securities Dealers, Inc., will pay the fee of such
     Association in connection therewith; provided, however, that the Company will not be obligated to qualify to do business as a foreign corporation in any state in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

          (f) Until the business date set forth on Schedule I hereto, the Company will not, without the prior written consent of the Representatives, directly or indirectly offer, sell, agree to sell or contract to sell, announce the offering of, or otherwise dispose of any debt securities issued or guaranteed by the Company (other than the Securities).

     5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinion of William J. O'Brien, General Counsel of the Company, dated the Closing Date, to the effect that:

             (i) each of the Company and each subsidiary of the Company that is a Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification where the failure to be so qualified would materially and adversely affect the financial condition, earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole;

             (ii) all the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares (except for qualifying shares) of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the best knowledge of such counsel, any other security interests, claims, liens or encumbrances in each case where the failure to so own the capital stock of a Significant Subsidiary would materially and adversely affect the financial condition, earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole;

             (iii) neither the Company nor any of the Subsidiaries is in violation of any term or provision of (1) any charter or by-law, (2) to the best knowledge of such counsel, any license, permit, judgment, decree or order, or (3) any applicable statute, rule or regulation, which violation in any case referred to in clause (1), (2) or (3) above is material to the financial condition, earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole, except as set forth in the Final Prospectus;

             (iv) to the best knowledge of such counsel and except as set forth in the Final Prospectus, no default exists and no event has occurred which with notice, lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any agreement to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, which default is or would be material to the financial condition, earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole;

             (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or judicial, arbitral, rule-making or other administrative or other proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries which would reasonably be expected to adversely affect in any material respect the financial condition, earnings, prospects, business or properties of the Company and its Subsidiaries, taken as a whole, which is of a character required to be disclosed in the Registration Statement and which is not adequately disclosed in the Final Prospectus; there is no contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not adequately described or filed as required; such contracts and other documents that are described in the Final Prospectus conform in all material respects to the descriptions thereof contained in the Final Prospectus; and the descriptions of the statutes, rules and regulations under the headings "Business -- Chrysler Corporation -- Automotive Operations -- Regulation" and "Business -- Chrysler Corporation -- Intellectual Property" set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 fairly summarize the matters therein described;

             (vi) to the best knowledge of such counsel, there is no pending or threatened action, suit or judicial, arbitral, rule-making or other administrative or other proceeding before any court or governmental agency, authority or body or any arbitrator which questions the validity of this Agreement or any action taken or to be taken pursuant hereto;

             (vii) the Securities conform in all material respects to the description thereof contained in the Final Prospectus;

             (viii) the Indenture has been duly authorized, executed and delivered and has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) from time to time in effect); the Securities have been duly and validly authorized and executed and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture; if the Securities are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution; the statements set forth under the heading "Description of Debt Securities" in the Registration Statement, insofar as such statements purport to summarize certain provisions of the Securities and the Indenture, provide a fair summary of such provisions;

             (ix) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

             (x) the information contained under the heading "Legal Proceedings" in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 fairly summarizes the matters therein described;

             (xi) the Company has all requisite corporate power and authority, has taken all requisite corporate action, and has received and is in compliance with all governmental, judicial and other authorizations, approvals and orders necessary to enter into this Agreement and any Delayed Delivery Contracts, to carry out the provisions and conditions of this Agreement and any Delayed Delivery Contracts and to consummate the transactions contemplated in this Agreement and in any Delayed Delivery Contracts and to issue and sell the Securities in the manner contemplated herein, in any Delayed Delivery Contracts, the Registration Statement and the Final Prospectus, except for such approvals or authorizations as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters; and this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the other parties thereto, are the valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as to the enforceability of Section 7 of this Agreement, as to which such counsel need express no opinion;

             (xii) neither the issue and sale of the Securities in the manner contemplated herein and in the Final Prospectus, nor the execution, delivery and performance by the Company of this Agreement or any Delayed Delivery Contracts, nor the consummation of any other of the transactions contemplated herein or in any Delayed Delivery Contracts will conflict with, result in a breach or violation of, or constitute a default under, any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

             (xiii) to the best knowledge of such counsel, no holders of securities of the Company have the right to have such securities registered under the Registration Statement.

          Such counsel shall state that he or members of his staff have participated in conferences with representatives of the Company, in some of which the Representatives and counsel for the Underwriters have also participated, at which conferences the contents of the Registration Statement, the Final Prospectus, each amendment thereof and supplement thereto and related matters were discussed, and, although such counsel has not verified, and assumes no responsibility for, the factual accuracy or completeness of the Registration Statement, the Final Prospectus or any amendment thereof or supplement thereto, nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement or any amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) at the time it became effective and at the Execution Time contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as amended and supplemented (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) as of its date of issue and as of the Closing Date contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than (i) the States of New York and Michigan and the United States, and (ii) the General Corporation Law of the State of Delaware to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters (provided that such counsel states that the Underwriters are justified in relying on such specified opinion or opinions) and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. All references to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the Executive Vice President -- Chief Financial Officer and by the Treasurer or the principal accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

             (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

             (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

             (iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (e) At the Closing Date, Deloitte & Touche shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

             (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

             (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with the standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information as indicated in their reports incorporated in the Registration Statement and the Final Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive, finance and audit committees of the Company and the Board of Directors of Chrysler Financial Corporation; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                (1) any unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                (2) with respect to the period subsequent to the date of the most recent financial statements, audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than three business days prior to the date of the letter, in the cash and cash equivalents and marketable securities or in the long-term debt of the Company and its consolidated subsidiaries or common stock of the Company or decreases in the shareholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding quarter in total sales and revenues or earnings from continuing operations or in total or per share amounts of net earnings of the Company and its consolidated subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                (3) the information included under the headings "Selected Financial Information" and "Ratio of Earnings to Fixed Charges" is not in conformity with the disclosure requirements of Regulation S-K;

             (iii) they have performed certain other specified procedures as a result of which they determined that certain information, previously specified by the Underwriters, of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the

        Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

             (iv) if pro forma financial statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and any acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

     References to the Final Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

     In addition, except as provided in Schedule I hereto, at the Execution Time, Deloitte & Touche shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

     (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof subsequent to the Execution Time) and the Final Prospectus (exclusive of any supplement thereto subsequent to the Execution Time), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries which is not disclosed in or contemplated by the Final Prospectus (exclusive of any supplement thereto subsequent to the Execution Time) the effect of which, in any case referred to in clause (i) or
(ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof subsequent to the Execution Time) and the Final Prospectus (exclusive of any supplement thereto subsequent to the Execution Time).

     (g) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's debt securities by Moody's Investor Services, Inc. or Standard & Poor's Corporation.

     (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopy confirmed in writing.

     6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, not less frequently than quarterly, upon receipt of a statement therefor, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; (ii) such indemnity with respect to any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any controlling person of such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person was not sent or given a copy of the Final Prospectus (or such Final Prospectus as supplemented), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Final Prospectus was corrected in such Final Prospectus (or such Final Prospectus as supplemented); and (iii) the Company will not be liable in respect of any settlement of any pending or threatened action if such settlement is effected without its prior written consent, which consent shall not be withheld unless such settlement is unreasonable in light of the claims or actions against, and defenses available to, the indemnified party. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Underwriters acknowledge that the statements set forth in the last paragraph of the cover page of the prospectus supplement forming a part of any Preliminary Final Prospectus or the Final Prospectus, under the headings "Underwriting" or "Plan of Distribution" and, if Schedule I hereto provides for sales of Securities pursuant to Delayed Delivery contracts, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or
(b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is by its terms due but is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, received by the Underwriters from the Company in connection with the purchase of the Securities hereunder. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and the opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the Representatives may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the nondefaulting Underwriters, but if no such arrangements are made by the Closing Date the nondefaulting Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the nondefaulting Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets, is such as to make it, in the judgment of the Representatives, impracticable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

     10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Underwriting Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telecopied and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at 1000 Chrysler Drive, Auburn Hills, Michigan 48326-2766, attention Holly E. Leese, Esq., Senior Staff Counsel and Assistant Secretary (Telecopy: 810-512-1771).

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

     13. Representation of Underwriters. It is understood that you will act for the several Underwriters in connection with the financing contemplated by this Agreement and the Final Prospectus, and any action under this Agreement taken by you jointly or by Salomon Brothers Inc will be binding upon all of the Underwriters.

     14. Business Day. For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York, New York are authorized or obligated by law, executive order or regulation to close.

     15. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                          Very truly yours,

                                          Chrysler Corporation

                                          By:
                                          --------------------------------------
                                            Name: Gary C. Valade
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written

Salomon Brothers Inc
[names of comanagers, if any]

By: Salomon Brothers Inc

By:
--------------------------------------
    Vice President

For themselves and the other several
Underwriters, if any, named in
Schedule II to the foregoing
Agreement.

    or

Salomon Brothers Inc

By:
--------------------------------------
    Vice President

For itself and the other several
Underwriters, if any, named in
Schedule II to the foregoing
Agreement.

                                   SCHEDULE I

Underwriting Agreement dated

Registration Statement No.

Representative(s):

Title, Purchase Price and Description of Securities:

     Title:

     Principal amount:

     Purchase price (include accrued interest or amortization, if any):

     Sinking fund provisions:

     Redemption provisions:

     Other provisions:

Form of Securities: [Global or individual certificates]

Closing Date, Time and Location:

Type of Offering: [Delayed Offering or Non-Delayed Offering]

Delayed Delivery Contracts:

     Fee:

     Minimum principal amount of each contract: $

     Maximum aggregate principal amount of all contracts: $

Date referred to in Section 4(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the Representative(s):

Modification of items to be covered by the letter from Deloitte & Touche delivered pursuant to Section 5(e) at the Execution Time:

Address and telecopy number referred to in Section 11 for delivery of communications:

                                  SCHEDULE II

                                                              PRINCIPAL AMOUNT
                                                              OF SECURITIES TO
                        UNDERWRITERS                            BE PURCHASED
                        ------------                          ----------------
                                                                 $

                                                                 ----------
     Total..................................................     $
                                                                 ==========

                                  SCHEDULE III

                           DELAYED DELIVERY CONTRACT

                                             , 19

Salomon Brothers Inc
Seven World Trade Center
New York, NY 10048

Ladies and Gentlemen:

     The undersigned hereby agrees to purchase from Chrysler Corporation (the "Company"), and the Company agrees to sell to the undersigned, on
              , 19  , (the "Delivery Date"), $       principal amount of the
Company's               (the "Securities") offered by the Company's Prospectus
dated               , 19  , and related prospectus supplement dated
              , 19  , receipt of a copy of which is hereby acknowledged, at a
purchase price of   % of the principal amount thereof, plus [accrued interest]
[amortization of original issue discount], if any, thereon from               ,
19 , to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

     Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (same day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that
(1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and the Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

     This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                          Very truly yours,

                                          --------------------------------------
                                              [Name of Purchaser]

                                          By:
                                          --------------------------------------
                                            [Signature and Title of Officer]

                                          --------------------------------------
                                                        [Address]
Accepted:

Chrysler Corporation,
By:
------------------------------------------------------
    [Authorized Signature]